UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2018
Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 8.01. Other Events.
On September 28, 2018, Illumina, Inc. (the “Company”) announced that it had notified the holders of its 0% Convertible Senior Notes due 2019 (the “2019 Notes”) and its 0.5% Convertible Senior Notes due 2021 (the “2021 Notes” and, together with the 2019 Notes, the “Notes”) that the Notes will become convertible into Illumina common stock at the option of the holders during the calendar quarter ended December 31, 2018.
A copy of the Company’s press release, dated September 28, 2018 is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the notice provided to the holders of the Notes in accordance with the terms of each of the Indentures is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1    Press Release dated September 28, 2018.
99.2    Form of Notice of Convertibility to Holders of Illumina, Inc.'s 0% Convertible Senior Notes due 2019 and 0.5% Convertible Senior Notes due 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	September 28, 2018	By:	/s/ SAM A. SAMAD
Sam A. Samad
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated September 28, 2018
99.2	Form of Notice of Convertibility to Holders of Illumina, Inc.'s 0% Convertible Senior Notes due 2019 and 0.5% Convertible Senior Notes due 2021